TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—108.9% of Net Assets
ASSET-BACKED SECURITIES—16.9%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3),(4)	12/27/44	$3,368	$589,400
Allegro CLO XIII Ltd. Series 2020-1A, Class B 7.30% (3 mo. USD Term SOFR + 1.962%)(1),(5)	01/21/32	475,000	470,393
Allegro CLO XIII Ltd. Series 2021-1A, Class B 7.29% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	650,000	639,774
AMSR Trust Series 2020-SFR1, Class I 8.19%(1)	04/17/37	850,000	828,179
AMSR Trust Series 2020-SFR2, Class F 5.25%(1)	07/17/37	1,375,000	1,317,352
AMSR Trust Series 2020-SFR3, Class E1 2.56%(1)	09/17/37	1,000,000	914,807
Apidos CLO XXXVII Series 2021-37A, Class B 7.21% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/22/34	725,000	712,240
Bayview Commercial Asset Trust Series 2003-2, Class A 6.30% (1 mo. USD Term SOFR + 0.984%)(1),(5)	12/25/33	91,350	87,913
BlackRock Rainier CLO VI Ltd. Series 2021-6A, Class A 7.29% (3 mo. USD Term SOFR + 1.962%)(1),(5)	04/20/33	700,000	694,715
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.61%(1),(6)	10/25/45	4,615,758	152,446
Carvana Auto Receivables Trust Series 2020-P1, Class R 0.00%(1),(3)	09/08/27	2,000	218,447
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(3)	06/12/28	2,200	387,372
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(3)	12/11/28	4,700	721,316
Carvana Auto Receivables Trust Series 2022-P1, Class R 0.00%(1),(3)	01/10/29	2,425	757,598
Carvana Auto Receivables Trust Series 2022-P2, Class R 0.00%(1),(3)	05/10/29	3,700	695,228
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(3)	09/10/29	2,900	459,587
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(3)	03/11/30	4,400	879,004
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(3)	06/10/30	2,000	504,891
Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR 6.94% (3 mo. USD Term SOFR + 1.612%)(1),(5)	04/20/34	700,000	676,340
CIFC Funding Ltd. Series 2018-1A, Class SUB 0.00%(1),(6)	04/18/31	650,000	282,183
CIFC Funding Ltd. Series 2022-2A, Class INCB 1.00%(1),(6)	04/19/35	685,000	577,980
CIT Education Loan Trust Series 2007-1, Class A 5.60% (90 day USD SOFR Average + 0.352%)(1),(5)	03/25/42	351,518	339,704
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 2.33%(1),(6)	08/25/41	2,303,468	144,629
CoreVest American Finance Ltd. Series 2019-1, Class XA (I/O) 2.45%(1),(6)	03/15/52	46,996	100
FirstKey Homes Trust Series 2020-SFR1, Class G 4.78%(1)	08/17/37	1,735,000	1,616,172
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38	1,173,000	1,026,555
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38	1,015,000	861,347
Global SC Finance II SRL Series 2014-1A, Class A2 3.09%(1)	07/17/29	36,192	35,351
Goal Capital Funding Trust Series 2006-1, Class B 6.10% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42	124,055	112,657
GoldenTree Loan Management U.S. CLO Ltd. Series 2023-17A, Class D 10.25% (-3 mo. USD Term SOFR + 5.000%)(1),(5)	07/20/36	650,000	661,245
Golub Capital Partners CLO 69M Series 2023-69A, Class B1 0.00% (-3 mo. USD Term SOFR + 3.25%)(1),(5)	11/09/36	870,000	871,087
Harvest Commercial Capital Loan Trust Series 2019-1, Class A 3.29%(1),(6)	09/25/46	159,355	153,894
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1)	08/20/51	588,000	483,601
HPS Loan Management Ltd. Series 2023-18A, Class D 11.01% (3 mo. USD Term SOFR + 5.750%)(1),(5)	07/20/36	600,000	602,467
ITE Rail Fund Levered LP Series 2021-1A, Class A 2.25%(1)	02/28/51	370,811	313,808
J.G. Wentworth XXXVIII LLC Series 2017-1A, Class A 3.99%(1)	08/16/60	183,077	153,989
Metronet Infrastructure Issuer Series 2023, Class A2 7.95%(4)	04/20/53	850,000	850,000
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(7)	12/20/46	780,143	97,736
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(7)	04/22/47	1,150,000	44,753
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(7)	06/20/52	1,600,000	145,477
OCP CLO Ltd. Series 2021-21A, Class B 7.29% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	400,000	394,280
OCP CLO Ltd. Series 2023-28A, Class D 10.77% (-3 mo. USD Term SOFR + 5.350%)(1),(5)	07/16/36	700,000	712,468
Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2 7.34% (3 mo. USD Term SOFR + 2.012%)(1),(5)	01/20/34	420,000	412,677
Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40	1,451,000	1,150,326
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38	1,450,000	1,238,984
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40	1,707,000	1,353,699
Regatta XII Funding Ltd. Series 2019-1A, Class BR 7.17% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/15/32	725,000	715,067

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Rockford Tower CLO Ltd. Series 2017-2A, Class BR 7.07% (3 mo. USD Term SOFR + 1.762%)(1),(5)	10/15/29	$800,000	$791,669
Rockford Tower CLO Ltd. Series 2020-1A, Class D 9.34% (3 mo. USD Term SOFR + 4.012%)(1),(5)	01/20/32	600,000	585,240
Santander Consumer Auto Receivables Trust Series 2021-BA, Class R 0.00%(1),(3)	03/15/29	5,000	854,757
Santander Consumer Auto Receivables Trust Series 2021-CA, Class R 0.00%(1),(3)	06/15/28	5,500	624,164
SLC Student Loan Trust Series 2004-1, Class B 5.68% (90 day USD SOFR Average + 0.552%)(5)	08/15/31	168,027	143,443
SLC Student Loan Trust Series 2006-1, Class B 5.69% (90 day USD SOFR Average + 0.472%)(5)	03/15/55	228,574	205,686
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(3)	10/28/29	1,000	505,623
SLM Student Loan Trust Series 2004-2, Class B 5.79% (90 day USD SOFR Average + 0.732%)(5)	07/25/39	198,555	184,867
SLM Student Loan Trust Series 2005-9, Class B 5.62% (90 day USD SOFR Average + 0.562%)(5)	01/25/41	286,988	261,429
SLM Student Loan Trust Series 2007-6, Class B 6.17% (90 day USD SOFR Average + 1.112%)(5)	04/27/43	99,989	94,059
SLM Student Loan Trust Series 2007-7, Class B 6.07% (90 day USD SOFR Average + 1.012%)(5)	10/27/70	150,000	136,251
SLM Student Loan Trust Series 2008-2, Class B 6.52% (90 day USD SOFR Average + 1.462%)(5)	01/25/83	225,000	223,163
SLM Student Loan Trust Series 2008-3, Class B 6.52% (90 day USD SOFR Average + 1.462%)(5)	04/26/83	225,000	209,074
SLM Student Loan Trust Series 2008-4, Class B 7.17% (90 day USD SOFR Average + 2.112%)(5)	04/25/73	515,000	498,397
SLM Student Loan Trust Series 2008-5, Class B 7.17% (90 day USD SOFR Average + 2.112%)(5)	07/25/73	260,000	252,286
SLM Student Loan Trust Series 2008-6, Class B 7.17% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	225,000	212,979
SLM Student Loan Trust Series 2008-7, Class B 7.17% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	305,000	281,784
Stratus CLO Ltd. Series 2021-3A, Class SUB 1.00%(1),(6)	12/29/29	750,000	528,119
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46	459,601	460,426
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36	304,546	306,994
Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2 1.65% (28 day ARS)(1),(5)	07/01/42	1,050,000	970,277
Textainer Marine Containers VII Ltd. Series 2021-2A, Class A 2.23%(1)	04/20/46	1,266,467	1,083,548
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46	1,196,855	984,039
Tricon American Homes Trust Series 2017-SFR2, Class E 4.22%(1)	01/17/36	1,350,000	1,337,533
Vita Scientia DAC Series 2022-1X, Class D 6.27% (3 mo. EUR EURIBOR + 2.490%)(5),(8)	02/27/33	1,500,000	1,356,632

Total Asset-backed Securities (Cost: $42,532,448)			40,151,677

MORTGAGE-BACKED SECURITIES—57.6%
Commercial Mortgage-backed Securities—Agency—1.1%
Federal Home Loan Mortgage Corp. Multifamily PC REMIC Trust Series 2019-P002, Class X (I/O) 1.14%(6)	07/25/33	1,295,000	99,209
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O) 2.18%(6)	08/25/42	3,110,000	75,284
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O) 2.09%(6)	11/25/42	4,875,000	90,930
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 1.60%(6)	10/25/43	2,330,000	59,186
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.96%(6)	12/25/44	2,500,000	131,209
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K726, Class X1 (I/O) 1.04%(6)	04/25/24	9,699,090	19,646
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O) 2.02%(6)	11/25/45	3,455,000	66,204
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O) 2.24%(6)	05/25/46	2,400,000	84,539
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.23%(6)	05/25/47	3,750,000	190,422
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.37%(6)	06/25/27	7,332,079	184,524
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O) 1.17%(6)	03/25/26	8,069,604	171,143
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O) 4.24%(6)	03/25/29	690,000	57,787
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q010, Class XPT2 (I/O) 0.36%	08/25/24	1,324,634	2,775

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(6)	05/25/27	$2,830,903	$89,715
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46	1,067,466	835,264
Federal National Mortgage Association-Aces Series 2016-M11, Class X2 (ACES) (I/O) 3.09%(6)	07/25/39	741,297	12,119
Federal National Mortgage Association-Aces Series 2019-M29, Class X4 (ACES) (I/O) 0.70%(6)	03/25/29	7,900,000	222,396
Government National Mortgage Association Series 2009-114, Class IO (I/O) 0.01%(6)	10/16/49	4,889,592	75
Government National Mortgage Association Series 2010-148, Class IO (I/O) 0.30%(6)	09/16/50	4,898,447	48,372
Government National Mortgage Association Series 2011-105, Class IO (I/O) 0.00%(6)	09/16/51	3,488,342	4
Government National Mortgage Association Series 2011-152, Class IO (I/O) 0.00%(6)	08/16/51	1,203,073	17
Government National Mortgage Association Series 2012-139, Class IO (I/O) 0.56%(6)	02/16/53	1,110,548	16,908
Government National Mortgage Association Series 2012-4, Class IO (I/O) 0.00%(6)	05/16/52	2,882,733	29
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.06%(6)	02/16/55	6,263,796	5,469
Government National Mortgage Association Series 2014-103, Class IO (I/O) 0.19%(6)	05/16/55	2,126,472	14,541
Government National Mortgage Association Series 2014-125, Class IO (I/O) 0.90%(6)	11/16/54	1,353,015	30,393

Total Commercial Mortgage-backed Securities—Agency (Cost: $6,064,934)			2,508,160

Commercial Mortgage-backed Securities—Non-Agency—6.4%
BBCMS Mortgage Trust Series 2020-BID, Class D 10.08% (1 mo. USD Term SOFR + 4.744%)(1),(5)	10/15/37	705,000	629,647
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.40%(1),(6)	12/15/62	535,000	29,954
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.65%(1),(6)	09/15/48	555,000	414,322
BXHPP Trust Series 2021-FILM, Class C 6.55% (1 mo. USD Term SOFR + 1.214%)(1),(5)	08/15/36	430,000	387,493
BXHPP Trust Series 2021-FILM, Class D 6.95% (1 mo. USD Term SOFR + 1.614%)(1),(5)	08/15/36	515,000	451,325
BXP Trust Series 2017-GM, Class D 3.54%(1),(6)	06/13/39	375,000	311,122
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.52%(1),(6)	05/10/47	4,710,600	29,237
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.86%(6)	11/10/48	6,212,813	71,080
Citigroup Commercial Mortgage Trust Series 2019-PRM, Class X (I/O) 1.33%(1),(6)	05/10/36	14,000,000	98,343
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.44%(1),(6)	12/10/44	14,778,017	287
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.99%(6)	10/10/46	3,087,488	152
COMM Mortgage Trust Series 2014-CR18, Class XA (I/O) 1.07%(6)	07/15/47	4,791,488	12,625
COMM Mortgage Trust Series 2014-CR21, Class XA (I/O) 0.98%(6)	12/10/47	14,901,837	99,906
COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O) 0.72%(1),(6)	02/10/37	5,644,863	35,749
COMM Mortgage Trust Series 2020-CX, Class E 2.77%(1),(6)	11/10/46	370,000	230,698
CSMC Trust Series 2020-FACT, Class F 11.60% (1 mo. USD Term SOFR + 6.271%)(1),(5)	10/15/37	1,017,000	869,682
Extended Stay America Trust Series 2021-ESH, Class F 9.15% (1 mo. USD Term SOFR + 3.814%)(1),(5)	07/15/38	617,817	601,587
Frost CMBS DAC Series 2021-1A, Class EUE 7.81% (3 mo. EUR EURIBOR + 3.990%)(1),(5)	11/20/33	744,617	678,265
Grace Trust Series 2020-GRCE, Class D 2.77%(1),(6)	12/10/40	700,000	479,817
Grace Trust Series 2020-GRCE, Class F 2.77%(1),(6)	12/10/40	376,000	225,493
Grace Trust Series 2020-GRCE, Class X (I/O) 0.39%(1),(6)	12/10/40	10,620,000	186,805
GS Mortgage Securities Corporation Trust Series 2020-UPTN, Class XA (I/O) 0.45%(1),(6)	02/10/37	3,150,000	11,979
GS Mortgage Securities Trust Series 2011-GC3, Class X (I/O) 0.00%(1),(6)	03/10/44	532,176	5
GS Mortgage Securities Trust Series 2012-GCJ7, Class XB (I/O) 0.82%(1),(6)	05/10/45	304,967	11
GS Mortgage Securities Trust Series 2014-GC18, Class XB (I/O) 0.35%(6)	01/10/47	66,563,000	21,630
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.88%(6)	05/10/49	4,049,353	133,171
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 3.04%(1),(6)	12/10/41	150,000	102,762
ILPT Trust Series 2019-SURF, Class A 4.15%(1)	02/11/41	240,000	213,661
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O) 0.99%(6)	11/15/47	7,056,145	34,532
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class XA (I/O) 1.09%(6)	08/15/47	1,472,402	4,229
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O) 0.74%(6)	09/15/47	8,481,800	33,844
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O) 0.50%(1),(6)	05/15/48	26,458,000	190,216

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O) 0.96%(6)	03/15/50	$10,141,928	$206,875
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.50%(1),(6)	02/15/46	49,783,316	138,746
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O) 1.05%(6)	04/15/46	1,143,021	5,316
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39	585,000	497,409
LMREC, Inc. Series 2019-CRE3, Class A 6.84% (1 mo. USD Term SOFR + 1.514%)(1),(5)	12/22/35	217,018	216,706
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(1)	09/10/39	695,000	595,303
Med Trust Series 2021-MDLN, Class G 10.70% (1 mo. USD Term SOFR + 5.364%)(1),(5)	11/15/38	666,800	630,541
MFT Mortgage Trust Series 2020-ABC, Class C 3.59%(1),(6)	02/10/42	175,000	95,237
MFT Mortgage Trust Series 2020-ABC, Class D 3.59%(1),(6)	02/10/42	730,000	297,713
MFT Mortgage Trust Series 2020-B6, Class C 3.39%(1),(6)	08/10/40	220,000	137,909
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 1.14%(6)	04/15/48	8,094,042	75,060
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O) 0.83%(6)	05/15/48	8,827,529	79,783
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.41%(6)	11/15/49	6,267,096	179,176
Natixis Commercial Mortgage Securities Trust Series 2018-TECH, Class A 8.50%(1),(6)	11/15/34	760,000	725,062
Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D 4.54%(1),(6)	08/15/36	835,000	543,612
Roseville Ltd. 8.58%(4),(6)	03/29/25	605,000	593,565
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(6)	01/05/43	805,000	548,215
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.53%(1),(6)	01/05/43	880,000	397,297
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 8.03% (1 mo. USD Term SOFR + 2.700%)(1),(5)	01/15/39	1,005,000	950,077
Taurus U.K. DAC Series 2021-UK1X, Class E 8.87% (Sterling Overnight Index Average + 3.650%)(5),(8)	05/17/31	665,115	773,766
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.21%(6)	11/15/50	5,668,534	174,561
VASA Trust Series 2021-VASA, Class B 6.70% (1 mo. USD Term SOFR + 1.364%)(1),(5)	07/15/39	1,000,000	712,920
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.48%(6)	06/15/46	289,538	575
WFRBS Commercial Mortgage Trust Series 2014-C24, Class XA (I/O) 0.98%(6)	11/15/47	5,061,468	27,317

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $23,018,642)			15,192,370

Residential Mortgage-backed Securities—Agency—19.8%
Federal Home Loan Mortgage Corp. REMICS Series 1673, Class SD (I/F) (PAC) 10.23% (-10 yr. CMT + 19.391%)(5)	02/15/24	1,126	1,129
Federal Home Loan Mortgage Corp. REMICS Series 1760, Class ZD 3.75% (10 yr. CMT - 0.500%)(5)	02/15/24	2,431	2,424
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC) 0.20% (-30 day USD SOFR Average + 5.516%)(5)	03/15/36	1,205,710	55,580
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 1.22% (-30 day USD SOFR Average + 6.536%)(5)	11/15/36	274,086	25,069
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 0.68% (-30 day USD SOFR Average + 5.996%)(5)	05/15/37	56,029	2,246
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 0.82% (-30 day USD SOFR Average + 6.136%)(5)	06/15/38	81,506	5,775
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 1.18% (-30 day USD SOFR Average + 6.496%)(5)	04/15/42	494,312	40,227
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 0.68% (-30 day USD SOFR Average + 5.996%)(5)	05/25/37	39,744	2,321
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 0.67% (-30 day USD SOFR Average + 5.986%)(5)	05/25/37	714,908	39,169
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 1.32% (-30 day USD SOFR Average + 6.636%)(5)	09/25/39	120,636	9,246
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 1.16% (-1 mo. USD Term SOFR + 6.486%)(5)	07/20/36	793,456	54,763

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.00% (-1 mo. USD Term SOFR + 4.636%)(5)	11/20/36	$1,101,417	$18,770
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 0.96% (-1 mo. USD Term SOFR + 6.286%)(5)	05/20/38	422,384	6,567
Government National Mortgage Association REMICS Series 2014-118, Class ST 0.16% (-1 mo. USD Term SOFR + 5.486%)(5)	08/20/44	4,210,572	276,743
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,333,951	217,690
Government National Mortgage Association, TBA	04/01/53	1,275,000	1,177,931
5.00%(9)	05/01/53	600,000	568,594
5.50%(9)	05/01/53	1,850,000	1,795,367
Uniform Mortgage-Backed Security, TBA	12/01/51	9,475,000	7,205,387
2.50%(9)	01/01/52	10,300,000	8,172,803
3.00%(9)	02/01/52	2,750,000	2,274,229
3.50%(9)	04/01/52	2,575,000	2,214,902
4.00%(9)	06/01/52	5,000,000	4,451,953
4.50%(9)	04/01/53	3,975,000	3,649,857
5.50%(9)	04/01/53	2,575,000	2,488,597
5.00%(9)	04/01/53	12,900,000	12,168,837

Total Residential Mortgage-backed Securities—Agency (Cost: $48,643,413)			46,926,176

Residential Mortgage-backed Securities—Non-Agency—30.3%
ABFC Trust Series 2007-NC1, Class A2 5.73% (1 mo. USD Term SOFR + 0.414%)(1),(5)	05/25/37	763,799	691,692
ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1 6.07% (1 mo. USD Term SOFR + 0.754%)(5)	05/25/34	323,927	287,373
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 5.95% (1 mo. USD Term SOFR + 0.634%)(5)	03/25/37	1,165,734	476,395
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 4.75%(6),(10)	08/25/35	331,124	279,295
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,151,370
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5 2.92% (1 mo. USD Term SOFR + 0.654%)(5)	03/25/36	833,098	796,670
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 3.63% (1 mo. USD Term SOFR + 0.264%)(5)	12/25/36	280,481	265,514
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 5.50% (1 mo. USD Term SOFR + 0.514%)(5),(10)	11/25/35	296,214	245,429
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%(10)	03/25/36	135,638	104,901
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%(10)	03/25/36	94,936	80,525
Banc of America Funding Trust Series 2015-R4, Class 2A1 5.63% (1 mo. USD Term SOFR + 0.319%)(1),(5)	02/25/37	273,913	267,250
BCMSC Trust Series 2000-A, Class A4 8.29%(6)	06/15/30	3,316,690	448,067
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.14%(6)	04/25/35	184,260	179,197
Bear Stearns ARM Trust Series 2003-7, Class 9A 4.51%(6)	10/25/33	189,126	170,875
Bear Stearns ARM Trust Series 2005-9, Class A1 7.67% (1 yr. CMT + 2.300%)(5)	10/25/35	99,768	93,065
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.07%(6),(10)	06/25/47	522,646	465,738
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(6)	09/25/35	265,402	245,995
Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1 5.89% (1 mo. USD Term SOFR + 0.574%)(5)	04/25/36	75,147	77,483
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%(4)	03/25/37	25,123,144	499,052
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.54%(10)	02/25/37	783,196	477,070
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.54%(10)	02/25/37	769,054	459,586
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.32%	03/25/37	1,139,605	420,066
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 5.67% (1 mo. USD Term SOFR + 0.354%)(5)	10/25/36	1,250,000	1,032,551
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 5.57% (1 mo. USD Term SOFR + 0.254%)(5)	12/25/36	1,005,994	961,980
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 5.11%(6)	09/20/34	460,724	215,484
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.13%(4),(6)	09/25/36	7,961,497	33,305
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 4.26%(6)	04/20/36	691,136	480,450
CHNGE Mortgage Trust Series 2023-1, Class M1 8.38%(1),(6)	03/25/58	460,000	450,745
CIM Trust Series 2019-R1, Class A 3.25%(1),(6)	10/25/58	673,004	578,180
CIM Trust Series 2021-NR1, Class A1 2.57%(1)	07/25/55	745,768	726,777

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
CIM Trust Series 2021-NR2, Class A1 2.57%(1)	07/25/59	$894,882	$864,136
CIM Trust Series 2021-NR3, Class A1 2.57%(1)	06/25/57	244,198	232,314
CIM Trust Series 2021-NR4, Class A1 2.82%(1)	10/25/61	997,464	927,220
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(6)	06/25/57	761,027	653,507
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(6)	05/01/61	788,416	670,692
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(6)	08/25/61	1,096,000	601,284
CIM Trust Series 2022-NR1, Class A1 5.00%(1),(10)	07/25/62	332,224	309,403
CIM Trust Series 2023-NR1, Class A1 6.00%(1)	06/25/62	1,128,151	1,086,053
CIM Trust Series 2023-NR2, Class A1 6.00%(1)	06/25/62	1,183,953	1,119,617
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 7.78% (1 yr. CMT + 2.400%)(5)	10/25/35	168,284	165,214
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.25%(6),(10)	10/25/35	368,700	302,061
Citigroup Mortgage Loan Trust, Inc. Series 2014-10, Class 2A2 4.69% (1 mo. USD LIBOR + 0.250%)(1),(5)	07/25/37	70,458	71,113
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%(10)	07/25/36	587,999	500,656
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%(10)	10/25/36	499,850	432,298
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36%(1),(6)	06/01/30	1,243,980	427,790
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%(10)	10/25/35	528,505	367,328
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) 0.07% (-1 mo. USD Term SOFR + 5.386%)(4),(5)	04/25/36	4,662,352	277,958
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 6.33% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/47	407,895	363,587
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	947,833	223,855
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%	12/25/32	294,382	272,259
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 3.05%	12/25/36	1,830,454	1,448,337
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR6, Class A6 5.81% (1 mo. USD Term SOFR + 0.494%)(5)	02/25/37	289,877	245,958
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 4.81%(6),(10)	06/25/36	901,236	761,785
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 5.64% (1 mo. USD Term SOFR + 0.314%)(5)	10/19/36	337,231	229,110
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA1, Class B2 10.07% (30 day USD SOFR Average + 4.750%)(1),(5)	01/25/51	1,175,000	1,153,103
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA5, Class B1 8.37% (30 day USD SOFR Average + 3.050%)(1),(5)	01/25/34	800,000	804,003
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA5, Class B2 10.82% (30 day USD SOFR Average + 5.500%)(1),(5)	01/25/34	875,000	851,015
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA6, Class B1 8.72% (30 day USD SOFR Average + 3.400%)(1),(5)	10/25/41	650,000	651,292
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA2, Class M2 7.37% (30 day USD SOFR Average + 2.050%)(1),(5)	12/25/33	900,000	878,013
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B2 11.32% (30 day USD SOFR Average + 6.000%)(1),(5)	08/25/33	825,000	853,142
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1 9.18% (30 day USD SOFR Average + 3.864%)(1),(5)	09/25/39	699,248	711,753
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1B1 8.83% (30 day USD SOFR Average + 3.514%)(1),(5)	10/25/39	1,000,000	1,009,951
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02, Class 2B1 8.62% (30 day USD SOFR Average + 3.300%)(1),(5)	11/25/41	800,000	795,571
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1B2 10.82% (30 day USD SOFR Average + 5.500%)(1),(5)	12/25/41	1,000,000	983,090
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R04, Class 1M2 8.42% (30 day USD SOFR Average + 3.100%)(1),(5)	03/25/42	850,000	865,730

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 5.75% (1 mo. USD Term SOFR + 0.434%)(5)	10/25/36	$587,021	$379,423
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 5.53%(6),(10)	12/25/35	164,924	132,692
Greenpoint Manufactured Housing Series 2000-1, Class A4 8.14%(6)	03/20/30	432,925	307,967
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,133,188	339,475
GSAMP Trust Series 2007-NC1, Class A2C 5.58% (1 mo. USD Term SOFR + 0.264%)(5)	12/25/46	2,286,776	1,003,936
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 5.79% (1 mo. USD Term SOFR + 0.474%)(5)	05/25/36	181,293	168,454
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 3.89%(6)	05/25/35	132,938	101,138
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	327,394	245,362
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 4.84%(6)	10/25/34	259,804	245,542
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.50%(6)	10/25/35	380,505	304,299
IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O) 0.00%(4),(6)	07/25/36	225,179	2
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 3.73%(6)	06/25/36	433,168	265,099
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.33%(6)	05/25/37	638,397	496,334
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 5.62% (1 mo. USD Term SOFR + 0.304%)(5)	04/25/37	1,411,648	1,261,494
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.04%(6),(10)	05/25/36	340,402	194,514
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,896,641	509,021
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 3.89%(6)	12/25/34	168,144	161,884
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	147,083	51,898
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 13.72%(1),(6)	06/26/47	3,041,672	1,337,728
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 1.12% (-1 mo. USD Term SOFR + 6.436%)(4),(5)	11/25/36	2,888,510	256,011
Lehman XS Trust Series 2006-10N, Class 1A3A 5.85% (1 mo. USD Term SOFR + 0.534%)(5)	07/25/46	392,608	351,800
Lehman XS Trust Series 2006-12N, Class A31A 5.83% (1 mo. USD Term SOFR + 0.514%)(5)	08/25/46	500,185	485,313
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 6.33% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/34	369,141	351,566
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 1.67% (-1 mo. USD Term SOFR + 6.986%)(4),(5)	03/25/36	5,890,111	304,314
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,060,738	489,139
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 5.71% (1 mo. USD Term SOFR + 0.394%)(5)	05/25/37	2,000,000	1,532,023
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2 5.85% (1 mo. USD Term SOFR + 0.534%)(5)	04/25/37	583,865	454,527
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 5.69% (1 mo. USD Term SOFR + 0.374%)(5)	06/25/37	450,632	415,965
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 5.79% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/37	920,181	849,724
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 5.80% (1 mo. USD Term SOFR + 0.484%)(5)	05/25/37	3,910,810	1,018,131
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 7.79% (1 yr. CMT + 2.400%)(5),(10)	08/25/36	100,965	87,933
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1 3.51%(6)	11/25/37	233,499	208,942
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(6)	03/27/62	930,000	669,827
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(6)	02/25/36	115,813	79,361
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(6)	03/15/30	550,090	319,425
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(6)	09/15/29	1,717,630	391,559
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(6)	07/15/30	681,680	148,945
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(6)	06/15/31	1,671,028	183,737
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(6),(11),(12)	09/15/22	548,515	264,212
Oakwood Mortgage Investors, Inc. Series 2002-A, Class A3 6.03%(6)	05/15/24	1,850	1,846

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Preston Ridge Partners Mortgage LLC Series 2021-10, Class A1 2.49%(1)	10/25/26	$851,640	$793,857
Preston Ridge Partners Mortgage LLC Series 2021-11, Class A1 2.49%(1)	11/25/26	373,948	354,977
Preston Ridge Partners Mortgage LLC Series 2021-4, Class A1 1.87%(1)	04/25/26	1,187,701	1,097,299
Preston Ridge Partners Mortgage LLC Series 2021-8, Class A1 1.74%(1),(6)	09/25/26	650,725	599,816
Preston Ridge Partners Mortgage LLC Series 2022-1, Class A2 6.29%(1)	02/25/27	1,000,000	954,236
PRET LLC Series 2022-RN2, Class A2 6.50%(1)	06/25/52	1,255,000	1,185,661
Pretium Mortgage Credit Partners LLC Series 2022-RN3, Class A2 6.50%(1),(6)	08/25/52	1,125,000	1,057,847
PRPM LLC Series 2022-3, Class A1 5.56%(1)	06/25/27	1,243,226	1,219,946
PRPM LLC Series 2022-4, Class A2 5.00%(1)	08/25/27	1,080,000	991,516
Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A1 4.40%(6),(10)	07/25/35	608,852	454,552
Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21 4.94%(6),(10)	07/25/35	316,439	177,867
Residential Accredit Loans, Inc. Trust Series 2006-QA10, Class A2 5.79% (1 mo. USD Term SOFR + 0.474%)(5)	12/25/36	372,784	314,886
Residential Accredit Loans, Inc. Trust Series 2006-QS1, Class A3 (PAC) 5.75%(10)	01/25/36	222,342	170,286
Residential Accredit Loans, Inc. Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 1.73% (-1 mo. USD Term SOFR + 7.046%)(4),(5)	09/25/36	2,043,958	148,708
Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(4),(6)	06/25/36	2,647,418	55,440
Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class A2 6.00%(10)	06/25/36	285,640	219,179
Residential Accredit Loans, Inc. Trust Series 2006-QS8, Class A3 6.00%(10)	08/25/36	502,468	398,014
Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O) 0.05%(4),(6)	01/25/37	6,092,557	61,428
Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O) 0.36%(4),(6)	02/25/37	7,133,781	80,134
Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A62 (TAC) 5.50%(10)	04/25/37	155,196	116,572
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36	929,995	302,111
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%(4)	05/25/37	1,243,568	207,963
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.35%(4),(6)	09/25/36	16,267,310	172,502
Saxon Asset Securities Trust Series 2007-3, Class 2A4 5.92% (1 mo. USD Term SOFR + 0.604%)(5)	09/25/47	2,926,000	2,297,005
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.85%	01/25/36	956,798	768,835
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 5.87% (1 mo. USD Term SOFR + 0.554%)(5)	01/25/37	4,614,000	3,247,675
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 6.23%(6),(10)	10/25/35	86,422	81,386
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 2A1 4.25%(6),(10)	10/25/47	229,266	141,425
Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1 5.79% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/36	648,442	513,226
VOLT CIII LLC Series 2021-CF1, Class A1 1.99%(1)	08/25/51	726,501	676,535
VOLT XCIX LLC Series 2021-NPL8, Class A1 2.12%(1)	04/25/51	1,179,498	1,102,887
WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3 5.58% (1 mo. USD Term SOFR + 0.264%)(5)	01/25/37	1,545,657	708,079
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 0.64% (-1 mo. USD Term SOFR + 5.956%)(4),(5)	06/25/37	1,334,943	70,354
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4 4.62%(6),(10)	04/25/37	97,957	84,659

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $75,290,566)			71,969,703

Total Mortgage-backed Securities (Cost: $153,017,555)			136,596,409

CORPORATE BONDS—31.2%

Aerospace & Defense—0.4%
Boeing Co. 1.43%	02/04/24	675,000	664,551
TransDigm, Inc. 6.75%(1)	08/15/28	350,000	345,181

			1,009,732

Agriculture—0.6%
BAT Capital Corp. (United Kingdom)
4.54%	08/15/47	135,000	93,028
5.65%	03/16/52	175,000	140,224
Imperial Brands Finance Netherlands BV (United Kingdom) 1.75%(8)	03/18/33	100,000	76,190

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Imperial Brands Finance PLC (United Kingdom)
3.13%(1)	07/26/24	$270,000	$263,412
6.13%(1)	07/27/27	125,000	124,505
Reynolds American, Inc. (United Kingdom) 5.85%	08/15/45	975,000	807,612

			1,504,971

Airlines—0.3%
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34	669,126	602,193

Banks—9.0%
Bank of America Corp.
0.98% (Secured Overnight Financing Rate + 0.910%)(5)	09/25/25	395,000	374,334
1.66% (Secured Overnight Financing Rate + 0.910%)(5)	03/11/27	780,000	699,842
1.92% (Secured Overnight Financing Rate + 1.370%)(5)	10/24/31	305,000	230,333
2.30% (Secured Overnight Financing Rate + 1.220%)(5)	07/21/32	655,000	497,079
2.55% (Secured Overnight Financing Rate + 1.050%)(5)	02/04/28	120,000	106,997
2.88% (3 mo. USD Term SOFR + 1.452%)(5)	10/22/30	500,000	417,094
3.42% (3 mo. USD Term SOFR + 1.302%)(5)	12/20/28	395,000	354,370
4.38% (5 yr. CMT + 2.760%)(5),(13)	01/27/27	140,000	118,202
Citigroup, Inc.
2.52% (Secured Overnight Financing Rate + 1.177%)(5)	11/03/32	1,405,000	1,073,809
2.57% (Secured Overnight Financing Rate + 2.107%)(5)	06/03/31	505,000	402,892
2.98% (Secured Overnight Financing Rate + 1.422%)(5)	11/05/30	145,000	121,284
Comerica, Inc. 5.63% (5 yr. CMT + 5.291%)(5),(13)	07/01/25	395,000	362,916
Goldman Sachs Group, Inc.
0.93% (Secured Overnight Financing Rate + 0.486%)(5)	10/21/24	285,000	282,753
1.22%	12/06/23	615,000	609,969
1.54% (Secured Overnight Financing Rate + 0.818%)(5)	09/10/27	1,350,000	1,182,384
2.38% (Secured Overnight Financing Rate + 1.248%)(5)	07/21/32	145,000	110,481
2.65% (Secured Overnight Financing Rate + 1.264%)(5)	10/21/32	280,000	216,248
HSBC Holdings PLC (United Kingdom)
1.59% (Secured Overnight Financing Rate + 1.290%)(5)	05/24/27	285,000	251,397
2.10% (Secured Overnight Financing Rate + 1.929%)(5)	06/04/26	430,000	400,916
2.21% (Secured Overnight Financing Rate + 1.285%)(5)	08/17/29	985,000	813,157
2.36% (Secured Overnight Financing Rate + 1.947%)(5)	08/18/31	255,000	196,215
6.33% (Secured Overnight Financing Rate + 2.650%)(5)	03/09/44	75,000	72,065
JPMorgan Chase & Co.
1.04% (3 mo. USD Term SOFR + 0.695%)(5)	02/04/27	1,000,000	889,930
1.58% (Secured Overnight Financing Rate + 0.885%)(5)	04/22/27	425,000	379,308
2.07% (Secured Overnight Financing Rate + 1.015%)(5)	06/01/29	285,000	240,424
2.55% (Secured Overnight Financing Rate + 1.180%)(5)	11/08/32	365,000	283,003
2.58% (3 mo. USD Term SOFR + 1.250%)(5)	04/22/32	355,000	280,358
Lloyds Banking Group PLC (United Kingdom)
3.57% (3 mo. USD LIBOR + 1.205%)(5)	11/07/28	200,000	178,774
4.98% (1 yr. CMT + 2.300%)(5)	08/11/33	300,000	267,214
Macquarie Group Ltd. (Australia)
2.69% (Secured Overnight Financing Rate + 1.440%)(1),(5)	06/23/32	160,000	122,306
2.87% (Secured Overnight Financing Rate + 1.532%)(1),(5)	01/14/33	465,000	351,860
5.03% (3 mo. USD LIBOR + 1.750%)(1),(5)	01/15/30	215,000	204,882
Morgan Stanley
0.79% (Secured Overnight Financing Rate + 0.525%)(5)	05/30/25	920,000	883,885
1.93% (Secured Overnight Financing Rate + 1.020%)(5)	04/28/32	400,000	297,926
2.24% (Secured Overnight Financing Rate + 1.178%)(5)	07/21/32	10,000	7,543
2.48% (Secured Overnight Financing Rate + 1.360%)(5)	09/16/36	190,000	138,890
2.70% (Secured Overnight Financing Rate + 1.143%)(5)	01/22/31	450,000	367,844
NatWest Group PLC (United Kingdom) 4.27% (3 mo. USD LIBOR + 1.762%)(5)	03/22/25	140,000	138,531
PNC Financial Services Group, Inc. 5.07% (Secured Overnight Financing Rate + 1.933%)(5)	01/24/34	245,000	222,220
Santander U.K. Group Holdings PLC (United Kingdom)
1.09% (Secured Overnight Financing Rate + 0.787%)(5)	03/15/25	1,095,000	1,064,855
1.67% (Secured Overnight Financing Rate + 0.989%)(5)	06/14/27	55,000	48,160

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
U.S. Bancorp
3.70% (5 yr. CMT + 2.541%)(5),(13)	01/15/27	$130,000	$95,597
4.84% (Secured Overnight Financing Rate + 1.600%)(5)	02/01/34	565,000	498,799
5.84% (Secured Overnight Financing Rate + 2.260%)(5)	06/12/34	140,000	131,981
5.85% (Secured Overnight Financing Rate + 2.090%)(5)	10/21/33	115,000	109,017
UBS Group AG (Switzerland)
1.31% (Secured Overnight Financing Rate Index + 0.980%)(1),(5)	02/02/27	190,000	168,432
2.59% (Secured Overnight Financing Rate + 1.560%)(1),(5)	09/11/25	95,000	91,443
3.09% (Secured Overnight Financing Rate + 1.730%)(1),(5)	05/14/32	500,000	396,550
4.19% (Secured Overnight Financing Rate + 3.730%)(1),(5)	04/01/31	2,660,000	2,324,046
Wells Fargo & Co.
2.39% (Secured Overnight Financing Rate + 2.100%)(5)	06/02/28	1,090,000	956,249
3.35% (Secured Overnight Financing Rate + 1.500%)(5)	03/02/33	1,320,000	1,066,613
4.90% (Secured Overnight Financing Rate + 2.100%)(5)	07/25/33	200,000	181,087

			21,282,464

Beverages—0.2%
Bacardi Ltd. 5.30%(1)	05/15/48	205,000	177,070
Triton Water Holdings, Inc. 6.25%(1)	04/01/29	350,000	287,875

			464,945

Biotechnology—0.1%
Amgen, Inc.
5.60%	03/02/43	245,000	228,240
5.65%	03/02/53	60,000	56,164

			284,404

Chemicals—0.6%
ASP Unifrax Holdings, Inc. 5.25%(1)	09/30/28	280,000	199,895
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%(1)	06/15/27	135,000	125,719
International Flavors & Fragrances, Inc.
2.30%(1)	11/01/30	725,000	545,996
3.27%(1)	11/15/40	15,000	9,415
3.47%(1)	12/01/50	40,000	23,329
4.38%	06/01/47	60,000	40,336
5.00%	09/26/48	10,000	7,473
SK Invictus Intermediate II Sarl 5.00%(1)	10/30/29	285,000	228,738
Valvoline, Inc. 3.63%(1)	06/15/31	150,000	116,366

			1,297,267

Commercial Services—0.7%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28	266,000	245,196
Global Payments, Inc.
4.88%	03/17/31	100,000	103,342
5.40%	08/15/32	105,000	98,435
5.95%	08/15/52	179,000	160,457
Hertz Corp.
4.63%(1)	12/01/26	25,000	22,281
5.00%(1)	12/01/29	405,000	318,938
Upbound Group, Inc. 6.38%(1)	02/15/29	270,000	241,988
VT Topco, Inc. 8.50%(1)	08/15/30	120,000	118,942
WASH Multifamily Acquisition, Inc. 5.75%(1)	04/15/26	260,000	242,949

			1,552,528

Computers—0.1%
NCR Corp.
5.13%(1)	04/15/29	315,000	277,981
5.25%(1)	10/01/30	80,000	69,022

			347,003

Cosmetics/Personal Care—0.1%
Edgewell Personal Care Co. 5.50%(1)	06/01/28	133,000	123,856

Diversified Financial Services—1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%	01/30/32	590,000	469,941
3.88%	01/23/28	130,000	118,068
Air Lease Corp. 3.63%	12/01/27	120,000	108,799
American Express Co. 3.55% (5 yr. CMT + 2.854%)(5),(13)	09/15/26	145,000	115,926
Avolon Holdings Funding Ltd. (Ireland)
2.53%(1)	11/18/27	406,000	343,032
2.88%(1)	02/15/25	305,000	287,892
3.95%(1)	07/01/24	85,000	83,269
Capital One Financial Corp. 3.27% (Secured Overnight Financing Rate + 1.790%)(5)	03/01/30	375,000	313,909
Charles Schwab Corp. 5.00% (5 yr. CMT + 3.256%)(5),(13)	06/01/27	135,000	113,160
GGAM Finance Ltd. (Ireland) 8.00%(1)	06/15/28	242,000	241,497
Jane Street Group/JSG Finance, Inc. 4.50%(1)	11/15/29	435,000	373,695
Park Aerospace Holdings Ltd. (Ireland) 5.50%(1)	02/15/24	132,000	131,365

			2,700,553

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Electric—1.1%
Alliant Energy Finance LLC 3.60%(1)	03/01/32	$535,000	$443,799
Arizona Public Service Co. 3.35%	05/15/50	1,000,000	629,270
Duke Energy Corp. 3.85%	06/15/34	330,000	311,353
FirstEnergy Corp. 3.40%	03/01/50	450,000	280,219
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	300,000	293,205
Pike Corp. 5.50%(1)	09/01/28	225,000	197,071
TenneT Holding BV (Netherlands)
2.75%(8)	05/17/42	115,000	104,141
4.50%(8)	10/28/34	200,000	223,383
4.75%(8)	10/28/42	110,000	123,769

			2,606,210

Engineering & Construction—0.1%
Artera Services LLC 9.03%(1)	12/04/25	254,000	234,734
Cellnex Finance Co. SA (Spain) 2.00%(8)	09/15/32	100,000	82,751

			317,485

Entertainment—0.7%
Banijay Entertainment SASU (France) 8.13%(1)	05/01/29	200,000	198,645
Everi Holdings, Inc. 5.00%(1)	07/15/29	275,000	237,017
Ontario Gaming GTA LP (Canada) 8.00%(1)	08/01/30	125,000	124,683
Penn Entertainment, Inc. 5.63%(1)	01/15/27	165,000	155,346
WarnerMedia Holdings, Inc.
4.28%	03/15/32	5,000	4,245
5.05%	03/15/42	630,000	487,872
5.14%	03/15/52	756,000	561,700

			1,769,508

Environmental Control—0.2%
Waste Pro USA, Inc. 5.50%(1)	02/15/26	425,000	397,314

Food—1.0%
B&G Foods, Inc. 5.25%	04/01/25	120,000	118,350
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%(1)	06/01/26	244,000	61,292
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl 6.75%(1)	03/15/34	125,000	121,695
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.75%	12/01/31	650,000	521,293
5.50%	01/15/30	25,000	23,360
6.50%	12/01/52	180,000	161,282
Kraft Heinz Foods Co. 6.38%	07/15/28	210,000	216,882
Pilgrim’s Pride Corp.
4.25%	04/15/31	285,000	238,098
5.88%(1)	09/30/27	250,000	253,907
6.88%	05/15/34	250,000	245,565
Post Holdings, Inc. 4.63%(1)	04/15/30	270,000	231,538
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.63%(1)	03/01/29	300,000	246,390

			2,439,652

Gas—0.3%
National Gas Transmission PLC (United Kingdom) 4.25%(8)	04/05/30	100,000	104,211
Southern Co. Gas Capital Corp. 3.88%	11/15/25	640,000	616,563

			720,774

Health Care-Products—0.3%
Bausch & Lomb Escrow Corp. 8.38%(1)	10/01/28	240,000	240,667
DENTSPLY SIRONA, Inc. 3.25%	06/01/30	295,000	247,081
Embecta Corp. 5.00%(1)	02/15/30	400,000	315,172

			802,920

Health Care-Services—1.6%
Cano Health LLC 6.25%(1)	10/01/28	98,000	43,532
Catalent Pharma Solutions, Inc. 3.50%(1)	04/01/30	450,000	371,086
Centene Corp.
2.45%	07/15/28	635,000	536,905
3.00%	10/15/30	248,000	200,341
Encompass Health Corp. 4.63%	04/01/31	285,000	242,535
Fortrea Holdings, Inc. 7.50%(1)	07/01/30	125,000	122,198
HCA, Inc.
3.50%	07/15/51	154,000	96,624
4.13%	06/15/29	208,000	188,096
5.25%	06/15/49	312,000	256,708
5.38%	09/01/26	65,000	63,779
5.50%	06/15/47	205,000	175,228
5.63%	09/01/28	100,000	97,448
7.05%	12/01/27	235,000	242,010
HealthEquity, Inc. 4.50%(1)	10/01/29	265,000	228,605
Kedrion SpA (Italy) 6.50%(1)	09/01/29	335,000	288,937
ModivCare Escrow Issuer, Inc. 5.00%(1)	10/01/29	300,000	215,622
ModivCare, Inc. 5.88%(1)	11/15/25	130,000	123,699
Molina Healthcare, Inc. 3.88%(1)	05/15/32	175,000	140,801
Tenet Healthcare Corp. 4.88%	01/01/26	260,000	249,436

			3,883,590

Household Products/Wares—0.0%
Central Garden & Pet Co.
4.13%	10/15/30	24,000	20,050
4.13%(1)	04/30/31	100,000	81,643

			101,693

Housewares—0.1%
Newell Brands, Inc. 6.50%	04/01/46	300,000	222,651

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Insurance—1.5%
Acrisure LLC/Acrisure Finance, Inc.
4.25%(1)	02/15/29	$280,000	$235,001
6.00%(1)	08/01/29	160,000	135,600
Athene Global Funding
1.61%(1)	06/29/26	285,000	249,136
1.99%(1)	08/19/28	425,000	347,289
3.21%(1)	03/08/27	135,000	121,069
Brown & Brown, Inc. 4.95%	03/17/52	200,000	160,096
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	496,835
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57	5,000	3,758
HUB International Ltd. 7.00%(1)	05/01/26	125,000	124,996
Nationwide Mutual Insurance Co. 7.96% (3 mo. USD LIBOR + 2.290%)(1),(5)	12/15/24	1,000,000	1,000,142
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(5)	09/15/54	675,000	656,575

			3,530,497

Internet—0.3%
Netflix, Inc. 5.88%	02/15/25	485,000	484,651
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75%(1)	04/30/27	135,000	118,800
Tencent Holdings Ltd.(China) 3.68%(1)	04/22/41	285,000	197,265

			800,716

Investment Companies—0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	80,000	64,800
5.25%	05/15/27	274,000	241,484

			306,284

Iron & Steel—0.1%
ATI, Inc. 7.25%	08/15/30	121,000	120,849

Machinery-Diversified—0.2%
OT Merger Corp. 7.88%(1)	10/15/29	575,000	357,961
Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada) 7.75%(1)	04/15/26	140,000	137,900

			495,861

Media—1.2%
Cable One, Inc. 4.00%(1)	11/15/30	415,000	316,956
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32	165,000	120,410
4.80%	03/01/50	65,000	45,499
5.25%	04/01/53	355,000	265,646
5.38%	05/01/47	125,000	95,447
5.75%	04/01/48	360,000	287,723
CSC Holdings LLC
5.38%(1)	02/01/28	50,000	40,773
5.75%(1)	01/15/30	100,000	56,177
6.50%(1)	02/01/29	372,000	308,608
7.50%(1)	04/01/28	150,000	97,646
Diamond Sports Group LLC/Diamond Sports Finance Co. 0.00%(1),(12)	08/15/26	334,000	7,515
DirecTV Financing LLC/DirecTV Financing Co.-Obligor, Inc. 5.88% (1)	08/15/27	225,000	199,215
Gray Escrow II, Inc. 5.38%(1)	11/15/31	140,000	91,517
Scripps Escrow, Inc. 5.88%(1)	07/15/27	265,000	196,720
Sirius XM Radio, Inc. 3.88%(1)	09/01/31	150,000	113,761
Time Warner Cable LLC 5.50%	09/01/41	120,000	93,948
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32	615,000	485,112

			2,822,673

Metal Fabricate & Hardware—0.1%
Advanced Drainage Systems, Inc. 6.38%(1)	06/15/30	125,000	120,198

Miscellaneous Manufacturers—0.9%
General Electric Co. 6.11% (3 mo. USD Term SOFR + 0.742%)(5)	08/15/36	2,400,000	2,138,492

Oil & Gas—0.3%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(8)	04/14/33	200,000	150,446
Petroleos Mexicanos
5.95%	01/28/31	122,000	87,340
6.35%	02/12/48	34,000	19,489
6.95%	01/28/60	130,000	77,155
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30	86,000	74,582
4.50%	05/15/29	283,000	249,748

			658,760

Oil & Gas Services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%(1)	04/01/28	140,000	131,852

Packaging & Containers—0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%(1)	08/15/27	300,000	251,250
5.25%(1)	08/15/27	50,000	41,791
Ball Corp.
4.00%	11/15/23	90,000	89,597
6.88%	03/15/28	240,000	241,200
Berry Global, Inc.
1.57%	01/15/26	323,000	292,044
1.65%	01/15/27	149,000	128,229
4.88%(1)	07/15/26	85,000	81,451
5.50%(1)	04/15/28	95,000	91,829
Clearwater Paper Corp. 4.75%(1)	08/15/28	125,000	107,135
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	123,192
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	250,000	233,383

			1,681,101

Pharmaceuticals—1.0%
1375209 BC Ltd. (Canada) 9.00%(1)	01/30/28	240,000	237,519
180 Medical, Inc. (United Kingdom) 3.88%(1)	10/15/29	275,000	233,750

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
Bayer AG (Germany) 4.63%(8)	05/26/33		$100,000	$104,846
Bayer U.S. Finance II LLC
4.63%(1)	06/25/38		515,000	422,478
4.88%(1)	06/25/48		285,000	227,528
CVS Health Corp. 5.05%	03/25/48		180,000	149,645
Grifols SA (Spain) 4.75%(1)	10/15/28		425,000	363,600
Option Care Health, Inc. 4.38%(1)	10/31/29		275,000	237,102
Organon & Co./Organon Foreign Debt Co.-Issuer BV 5.13%(1)	04/30/31		140,000	113,050
Prestige Brands, Inc. 3.75%(1)	04/01/31		445,000	358,779

				2,448,297

Pipelines—1.2%
Energy Transfer LP
5.40%	10/01/47		566,000	466,378
6.63% (3 mo. USD LIBOR + 4.155%)(5),(13)	02/15/28		634,000	507,653
Global Partners LP/GLP Finance Corp. 6.88%	01/15/29		275,000	256,176
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%(1)	02/01/26		145,000	143,447
Plains All American Pipeline LP/PAA Finance Corp. 3.80%	09/15/30		500,000	429,817
Rockies Express Pipeline LLC
4.80%(1)	05/15/30		125,000	108,438
4.95%(1)	07/15/29		425,000	379,164
Sabine Pass Liquefaction LLC 4.50%	05/15/30		10,000	9,174
TransMontaigne Partners LP/TLP Finance Corp. 6.13%	02/15/26		265,000	227,237
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29		425,000	358,470

				2,885,954

Real Estate—0.2%
Annington Funding PLC (United Kingdom) 3.69%(8)	07/12/34		100,000	93,501
Blackstone Property Partners Europe Holdings Sarl (Luxembourg)
1.00%(8)	05/04/28		150,000	125,548
1.75%(8)	03/12/29	EUR	100,000	83,144
China Aoyuan Group Ltd. 6.35%(4),(8),(12)	02/08/24		$400,000	8,000
Greystar Real Estate Partners LLC 7.75%(1)	09/01/30		125,000	124,375
Sunac China Holdings Ltd. 6.50%(4),(8),(12)	01/10/25		200,000	27,368
Vonovia SE (Germany) 1.50%(8)	06/14/41	EUR	100,000	58,067
Zhenro Properties Group Ltd. (China) 0.00%(4),(8),(12)	01/07/26		$200,000	2,408

				522,411

REIT—2.4%
American Assets Trust LP 3.38%	02/01/31		275,000	206,299
American Homes 4 Rent LP 4.30%	04/15/52		320,000	231,408
American Tower Corp.
0.88%	05/21/29		150,000	129,711
0.95%	10/05/30		215,000	177,753
1.00%	01/15/32		265,000	210,339
2.70%	04/15/31		195,000	154,834
CapitaLand Ascendas REIT (Singapore) 0.75%(8)	06/23/28		115,000	99,127
CubeSmart LP 2.50%	02/15/32		195,000	148,438
Digital Intrepid Holding BV (Netherlands) 0.63%(8)	07/15/31		365,000	276,076
Extra Space Storage LP
2.40%	10/15/31		56,000	42,899
2.55%	06/01/31		320,000	249,398
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		210,000	196,008
5.38%	04/15/26		421,000	408,580
5.75%	06/01/28		345,000	331,124
Healthcare Realty Holdings LP
2.00%	03/15/31		120,000	90,044
2.05%	03/15/31		32,000	23,225
2.40%	03/15/30		205,000	158,494
3.10%	02/15/30		245,000	204,303
Hudson Pacific Properties LP
3.25%	01/15/30		70,000	48,083
3.95%	11/01/27		325,000	256,834
4.65%	04/01/29		10,000	7,538
5.95%	02/15/28		50,000	41,759
Invitation Homes Operating Partnership LP
2.00%	08/15/31		210,000	155,484
2.70%	01/15/34		135,000	98,803
5.50%	08/15/33		40,000	37,378
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	345,715
LXP Industrial Trust 2.70%	09/15/30		275,000	213,217
Prologis Euro Finance LLC
0.63%	09/10/31	EUR	165,000	129,431
4.25%	01/31/43		$105,000	96,794
Realty Income Corp. 5.13%	07/06/34		120,000	126,036
VICI Properties LP
4.95%	02/15/30		5,000	4,613
5.13%	05/15/32		367,000	329,452
5.63%	05/15/52		64,000	53,439
VICI Properties LP/VICI Note Co., Inc.
3.75%(1)	02/15/27		15,000	13,695
3.88%(1)	02/15/29		135,000	116,799
4.13%(1)	08/15/30		42,000	35,926
4.50%(1)	09/01/26		80,000	75,792
4.50%(1)	01/15/28		48,000	43,854
4.63%(1)	06/15/25		20,000	19,335
5.75%(1)	02/01/27		60,000	58,148

				5,646,185

Retail—0.6%
Ferrellgas LP/Ferrellgas Finance Corp. 5.88%(1)	04/01/29		135,000	122,056
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		395,000	322,702
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	252,409
LCM Investments Holdings II LLC 8.25%(1)	08/01/31		120,000	116,850
Michaels Cos., Inc. 7.88%(1)	05/01/29		590,000	385,997
Papa John’s International, Inc. 3.88%(1)	09/15/29		285,000	235,427

				1,435,441

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 2.97% (Secured Overnight Financing Rate + 1.290%)(1),(5)	02/16/28		$250,000	$223,715

Semiconductors—0.1%
Broadcom, Inc. 2.60%(1)	02/15/33		161,000	120,159

Software—0.4%
Open Text Corp. (Canada) 6.90%(1)	12/01/27		120,000	120,592
Oracle Corp.
3.80%	11/15/37		80,000	61,439
3.95%	03/25/51		905,000	620,848
6.50%	04/15/38		85,000	85,704
6.90%	11/09/52		60,000	61,845

				950,428

Telecommunications—1.0%
AT&T, Inc. 4.85%	03/01/39		103,000	87,141
Frontier Communications Holdings LLC
5.00%(1)	05/01/28		350,000	299,481
6.75%(1)	05/01/29		150,000	115,603
8.63%(1)	03/15/31		96,000	90,230
Global Switch Finance BV (United Kingdom) 1.38%(8)	10/07/30	EUR	315,000	278,120
Intelsat Jackson Holdings SA (Escrow)
0.00%(1),(4)	10/15/24		$535,000	—
0.00%(1),(4)	07/15/25		621,000	—
Intelsat Jackson Holdings SA (Luxembourg) 6.50%(1),(2)	03/15/30		397,000	352,806
Qwest Corp. 7.25%	09/15/25		250,000	243,125
SES GLOBAL Americas Holdings, Inc. (Luxembourg) 5.30%(1)	03/25/44		675,000	455,185
T-Mobile USA, Inc. 2.63%	04/15/26		489,000	452,408

				2,374,099

Water—0.1%
Thames Water Utilities Finance PLC (United Kingdom) 4.38%(8)	01/18/31		120,000	112,834

Total Corporate Bonds (Cost: $88,794,298)				73,958,519

MUNICIPAL BONDS—0.7%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32		705,000	651,424
Metropolitan Transportation Authority, Revenue Bond 5.18%	11/15/49		55,000	47,436
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33		1,000,000	985,095

Total Municipal Bonds (Cost: $1,881,183)				1,683,955

FOREIGN GOVERNMENT BONDS—0.7%
Brazil Government International Bonds 3.88%	06/12/30		200,000	174,780
Chile Government International Bonds 2.55%	07/27/33		300,000	231,471
Colombia Government International Bonds
3.00%	01/30/30		50,000	38,580
8.00%	04/20/33		200,000	198,460
Dominican Republic International Bonds 4.50%(1)	01/30/30		200,000	169,920
Guatemala Government Bonds 3.70%(8)	10/07/33		200,000	154,160
Hungary Government International Bonds 2.13%(1)	09/22/31		200,000	148,120
Oman Government International Bonds 5.63%(8)	01/17/28		200,000	195,234
Panama Government International Bonds 2.25%	09/29/32		200,000	145,400
Republic of Poland Government International Bonds 4.88%	10/04/33		240,000	223,224

Total Foreign Government Bonds (Cost: $1,850,621)				1,679,349

U.S. TREASURY SECURITIES—1.8%
U.S. Treasury Inflation-Indexed Notes 1.25%	04/15/28		1,650,910	1,569,654
U.S. Treasury Notes
4.38%	08/31/28		625,000	618,807
4.63%	09/30/28		2,140,000	2,141,421

Total U.S. Treasury Securities (Cost: $4,408,574)				4,329,882

Total Fixed Income Securities (Cost: $292,484,679)				258,399,791

COMMON STOCK—6.5%

Security			Shares
Agriculture—0.4%
Altria Group, Inc.			12,670	532,774
British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	493,325

				1,026,099

Banks — 1.7%
Bank of America Corp.			41,077	1,124,688
Citigroup, Inc.			5,244	215,686
JPMorgan Chase & Co.			8,123	1,177,997
PNC Financial Services Group, Inc.			2,795	343,142
U.S. Bancorp			10,043	332,022
Wells Fargo & Co.			19,525	797,792

				3,991,327

Oil & Gas—0.5%
Sunoco LP			26,257	1,285,280

Oil & Gas Services—0.8%
USA Compression Partners LP			79,823	1,904,577

Pipelines—1.1%
Energy Transfer LP			103,400	1,450,702
Enterprise Products Partners LP			38,393	1,050,816

				2,501,518

REIT—1.3%
AGNC Investment Corp.			144,641	1,365,411
Annaly Capital Management, Inc.			41,441	779,505
Redwood Trust, Inc.			61,963	441,796
Rithm Capital Corp.			55,339	514,100
				3,100,812
Telecommunications—0.7%
AT&T, Inc.			54,617	820,347
Intelsat SA(4),(14)			11,093	250,147

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

Security	Shares	Value
Verizon Communications, Inc.	15,224	$493,410

		1,563,904

Total Common Stock (Cost: $15,473,548)		15,373,517

RIGHTS—0.0%
Telecommunications —0.0%
Intelsat Jackson Holdings SA(4),(14)	1,160	—
Intelsat Jackson Holdings SA(4),(14)	1,160	—

Total Rights (Cost: $—)		—

MONEY MARKET INVESTMENTS—2.8%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 5.29%(15)	6,590,675	6,590,675

Total Money Market Investments (Cost: $6,590,675)		6,590,675

SHORT TERM INVESTMENTS—3.3%

Issues	Maturity Date	Principal Amount
U.S. TREASURY SECURITIES—3.3%
U.S. Treasury Bills
5.33% (16)	12/05/23	$2,110,000	2,090,076
5.46% (16)	03/07/24	4,000,000	3,907,338
5.46% (16)	03/07/24	2,000,000	1,953,669

Total U.S. Treasury Securities (Cost: $7,950,404)			7,951,083

Total Short Term Investments (Cost: $7,950,404)			7,951,083

Total Investments (121.5%) (Cost: $322,499,306)			288,315,066
Liabilities In Excess Of Other Assets (-21.5%)			(51,108,273)

Net Assets (100.0%)			$237,206,793

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)

Long Futures
215	2-Year U.S. Treasury Note Futures	12/29/23	$43,734,190	$43,582,852	$(151,338)
309	5-Year U.S. Treasury Note Futures	12/29/23	32,794,628	32,556,047	(238,581)

			$76,528,818	$76,138,899	$(389,919)

Short Futures
260	10-Year U.S. Treasury Note Futures	12/19/23	(29,812,537)	$(29,006,250)	$806,287
1	30-Year Euro-Buxl Future	12/7/23	(141,405)	(129,548)	11,857
5	Euro-Bobl Future	12/7/23	(619,016)	(612,752)	6,264
11	Euro-Bund Future	12/7/23	(1,544,364)	(1,498,174)	46,190
74	U.S. Ultra Long Bond Futures	12/19/23	(9,444,191)	(8,782,875)	661,316

			$(41,561,513)	$(40,029,599)	$1,531,914

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (17)
Citibank N.A.	EUR	4,992,000	10/13/23	$5,449,594	$5,287,428	$162,166
Citibank N.A.	GBP	702,000	10/13/23	901,378	856,876	44,502

				$6,350,972	$6,144,304	$206,668

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,476,000(18)	12/20/53	Annual	3.520%	Annual	12-Month SOFOR	$116,758	$—	$116,758

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2023 (Unaudited) (Cont’d)

WRITTEN OPTIONS—EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options
Call
Bank of America Corp.	$33.00	1/19/24	(210)	(574,980)	$(3,675)	$(10,179)	$6,504
Wells Fargo & Co.	50.00	1/19/24	(100)	(408,600)	(2,200)	(4,847)	2,647

					$(5,875)	$(15,026)	$9,151

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $109,646,260 or 46.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 2).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2023.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security is not accruing interest.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2023, the value of these securities amounted to $4,613,722 or 2.0% of net assets.
(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of September 30, 2023.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	Perpetual maturity.
(14)	Non-income producing security.
(15)	Rate disclosed is the 7-day net yield as of September 30, 2023.
(16)	Rate shown represents yield-to-maturity.
(17)	Fund sells foreign currency, buys U.S. Dollar.
(18)	This instrument has a forward starting effective date.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2023

Sector	Percentage of Net Assets
Corporate Bonds	31.2%
Residential Mortgage-Backed Securities—Non-Agency	30.3
Residential Mortgage-Backed Securities—Agency	19.8
Asset-Backed Securities	16.9
Common Stock	6.5
Commercial Mortgage-Backed Securities—Non-Agency	6.4
U.S. Treasury Securities	5.1
Money Market Investments	2.8
Commercial Mortgage-Backed Securities—Agency	1.1
Foreign Government Bonds	0.7
Municipal Bonds	0.7
Rights	0.0 *
Other**	(21.5)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2023

The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$38,712,277	$1,439,400	$40,151,677
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	2,508,160	—	2,508,160
Commercial Mortgage-Backed Securities—Non-Agency	—	14,598,805	593,565	15,192,370
Residential Mortgage-Backed Securities—Agency	—	46,926,176	—	46,926,176
Residential Mortgage-Backed Securities—Non-Agency	—	69,802,532	2,167,171	71,969,703

Total Mortgage-Backed Securities	—	133,835,673	2,760,736	136,596,409

Corporate Bonds*	—	73,920,743	37,776	73,958,519
Municipal Bonds	—	1,683,955	—	1,683,955
Foreign Government Bonds	—	1,679,349	—	1,679,349
U.S. Treasury Securities	2,760,228	1,569,654	—	4,329,882

Total Fixed Income Securities	2,760,228	251,401,651	4,237,912	258,399,791

Common Stock*	15,123,370	—	250,147	15,373,517
Rights*	—	—	—	—
Money Market Investments	6,590,675	—	—	6,590,675
Short Term Investments	7,951,083	—	—	7,951,083

Total Investments	$32,425,356	$251,401,651	$4,488,059	$288,315,066

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	206,668	—	206,668
Futures Contracts
Interest Rate Risk	1,531,914	—	—	1,531,914
Swap Agreements
Interest Rate Risk	—	116,758	—	116,758

Total	$33,957,270	$251,725,077	$4,488,059	$290,170,406

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(389,919)	$—	$—	$(389,919)
Written Options
Equity Risk	(5,875)	—	—	(5,875)

Total	$(395,794)	$—	$—	$(395,794)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2022	$724,120		$267,870	$88,480	$2,903,386	$3,983,856
Accrued Discounts (Premiums)	—		—	—	(145,173)	(145,173)
Realized Gain (Loss)	—		(28)	—	—	(28)
Change in Unrealized Appreciation (Depreciation)	(134,720)	(9,922)	(17,695)	(50,704)	(591,042)	(804,083)
Purchases	—	603,487	—	—	—	603,487
Sales	—		—	—	—	—
Transfers in to Level 3	850,000		—	—	—	850,000
Transfers out of Level 3	—		—	—	—	—

Balance as of September 30, 2023	$1,439,400	$593,565	$250,147	$37,776	$2,167,171	$4,488,059

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2023	$(134,720)	$(9,922)	$(17,695)	$(50,704)	$(591,042)	$(804,083)

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2023 are as follows:

Description	Fair Value at September 30, 2023	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$1,439,400	Fair Valuation	Broker Quote	$100.000 - $17,500.000	$168.673	Increase
Commercial Mortgage-Backed Securities— Non-Agency	$593,565	Third-party Vendor	Vendor Prices	$98.110	$98.110	Increase
Common Stock	$250,147	Third-party Vendor	Vendor Prices	$22.550	$22.550	Increase
Corporate Bonds	$37,776	Third-party Vendor	Vendor Prices	$1.204 - $13.684	$4.722	Increase
Residential Mortgage-Backed Securities— Non-Agency	$2,167,171	Third-party Vendor	Vendor Prices	$0.001 - $16.723	$2.595	Increase
Rights	$0	Fair Valuation	Contingent Payment	$0	$0	Increase

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended September 30, 2023, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Swaps Agreements	$—	$—	$116,758	116,758
Futures Contracts	—	—	1,531,914	1,531,914
Forward Contracts	—	206,668	—	206,668

Total Value	$—	$206,668	$1,648,672	$1,855,340

Liability Derivatives
Written Options	$(5,875)	$—	$—	$(5,875)
Futures Contracts	—	—	(389,919)	(389,919)

Total Value	$(5,875)	$—	$(389,919)	$(395,794)

Number of Contracts or Notional Amounts(1)
Forward Contracts	$—	$5,150,743	$—	$5,150,743
Futures Contracts	—	—	892	892
Swap Agreements	$—	$—	$6,395,222	$6,395,222
Written Options	429	—	—	429

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended September 30, 2023.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at September 30, 2023 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2023.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2023.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Futures contracts outstanding at September 30, 2023 are listed in the Fund’s Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2023, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2023 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended September 30, 2023, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2023, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at September 30, 2023 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2023 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$589,400	0.25%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$388,696	$352,806	0.15%

		$1,123,696	$942,206	0.40%